SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of September 30, 2008, by and among KL Energy Corporation, a Nevada corporation (the “Company”), and the investors identified on the signature pages hereto (each, an “Investor” and collectively, the “Investors”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), Rule 506 promulgated thereunder, and Regulations S under the Securities Act, the Company desires to issue and sell to the Investors, and the Investors, severally and not jointly, desire to purchase from the Company certain securities of the Company, as more fully described in this Agreement.

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

ARTICLE 1.
DEFINITIONS

1.1. Definitions.   In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

“Business Day” means any day except Saturday, Sunday and any day which is a U.S. federal legal holiday

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock may hereafter be reclassified or for which it may be exchanged as a class.

“Investment Amount” means, with respect to each Investor, the investment amount indicated on such Investor’s signature page to this Agreement.

“Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of this Agreement or the Warrants, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the subsidiaries, taken as a whole, or (iii) an adverse impairment to the Company’s ability to perform on a timely basis any of its obligations under this Agreement or the Warrants.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Trading Day” means a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in the foregoing, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Units” means collectively the units purchased by the Investors pursuant to this Agreement, with each Unit consisting of two (2) shares of Common Stock and Warrant for the purchase of one (1) share of Common Stock. The Warrant will be immediately detachable and separately transferable.

“Warrants” means collectively the Common Stock purchase warrants, in the form of Exhibit A, delivered to the Investors pursuant to this Agreement.

ARTICLE 2.
PURCHASE AND SALE

2.1. Closing.   Subject to the terms and conditions set forth in this Agreement, at the closing of the purchase and sale of the Units (the “Closing”) the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, the number of Units set forth on each respective Investor’s signature page attached hereto, at a per Unit purchase price of $8.00, in consideration of the Investor’s payment of the Investment Amount set forth thereon. (All references herein are to United States Dollars). The Closing shall take place at the offices of The Bank of New York Mellon Corporation (the “Escrow Agent”) on the Business Day on which all of the conditions set forth in Sections 5.1 and 5.2 hereof are satisfied, or such other date as the parties may agree (the “Closing Date”), or at such other location and/or time as the parties may agree. The purchase and sale of the Units may take place at one or more Closings, and if there are multiple Closings, then all deliveries and conditions required to be completed on or before the Closing Date shall refer to the Closing Date for the initial Closing.

2.2. Closing Deliveries.

(a)  On or prior to the Closing, the Company shall deliver or cause to be delivered to each Investor this Agreement duly executed by the Company (the “Company Deliverables”).

(b) On or prior to the Closing Date, each Investor shall deliver or cause to be delivered the following (the “Investor Deliverables”):

(i) to the Company, this Agreement duly executed by the Investor; and

(ii) to the Escrow Agent for deposit and disbursement, such Investor’s Investment Amount, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose.

(c) Within five (5) Business Days following the Closing Date, the Company shall deliver or cause to be delivered the following:

(i) one or more stock certificates evidencing the shares of Common Stock (excluding the Warrant Shares (as defined below)) issued to the Investors as part of the Units by the Company pursuant to the terms of this Agreement (the “Shares”) purchased by each Investor, as indicated on each such Investor’s signature page attached hereto; and

(ii) a Warrant registered in the name of each Investor, pursuant to which each such Investor shall have the right to acquire the number of shares of Common Stock (the “Warrant Shares”) set forth on such Investor’s signature page attached hereto.

ARTICLE 3.
REPRESENTATIONS AND WARRANTIES

3.1. Representations and Warranties of the Company.   Except as set forth under the corresponding section of the disclosure schedules of the Company delivered by the Company to Investors contemporaneously with this Agreement (the “Disclosure Schedules”), which Disclosure Schedules shall be deemed a part hereof and shall be deemed to qualify any representation or warranty otherwise made herein to the extent of such disclosure, the Company hereby makes the following representations and warranties to each Investor:

(a) Organization and Qualification. The Company is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the State of Nevada, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is duly qualified to conduct its business as presently conducted and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement and the Warrants by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith. This Agreement and the Warrants have been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(c) No Conflicts. The execution, delivery and performance of this Agreement and the Warrants by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Company’s articles of incorporation or bylaws, or (ii) conflict with, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, credit facility, debt or other instrument or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject, or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(d) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement and the Warrants, other than (i) the filing with the Securities and Exchange Commission (the “SEC”) of one or more Registration Statements (as defined herein) in accordance with the requirements of Section 4.3, (ii) filings required by state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the SEC under Regulation D of the Securities Act, (iv) information statement that complies with Section 14(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14f-1 thereunder; and (v) a current report on Form 8-K relating to the transactions contemplated by this Agreement (collectively, the “Required Approvals”).

(e) Issuance of the Securities. The Shares have been duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, charges, encumbrances, security interests, rights of first refusal, rights of participation or other restrictions of any kind (individually, a “Lien” and collectively, the “Liens”) other than restrictions on transfer provided for in this Agreement. The Warrant Shares, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, free and clear of all Liens other than restrictions on transfer provided for in this Agreement and the Warrants.

(f) Capitalization. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement. There are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any securities of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional securities of the Company. The issue and sale of the Shares, Warrants and Warrant Shares (collectively, the “Securities”) will not, immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.

(g) Title to Assets. The Company has good and marketable title to property owned by it that is material to its business, free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company. Any real property and facilities held under lease by the Company are held by them under valid, subsisting and enforceable leases of which the Company is in compliance, except as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(h) No Integrated Offering. Assuming the accuracy of the Investors’ representations and warranties set forth in Sections 3.2, 3.3 and 3.4, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(i) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Investors and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

3.2. Representations and Warranties of the Investors.   Each Investor hereby, for itself and for no other Investor, represents and warrants to the Company as follows:

(a) Organization; Authority. If an entity, such Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement and the performance by such Investor of the transactions contemplated herein have been duly authorized by all necessary corporate or, if such Investor is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Investor. This Agreement has been duly executed by such Investor, and when delivered by such Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b) Investment Intent. Such Investor is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Securities for any period of time. Such Investor is acquiring the Securities hereunder in the ordinary course of its business. Such Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(c) Investor Status. At the time such Investor was offered the Securities, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Such Investor is not a registered broker-dealer under Section 15 of the Exchange Act.

(d) General Solicitation. Such Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e) Access to Information. Such Investor acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(f) No Conflicts. The execution, delivery and performance by such Investor of this Agreement and the consummation by such Investor of the transactions contemplated hereunder will not (i) result in a violation of the organizational documents, if any, of such Investor, (ii) conflict with, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to such Investor, except in the case of clauses (ii) and (iii) above, that do not otherwise affect the ability of such Investor to consummate the transactions contemplated hereby.

(g) Restricted Securities. The Investors understand that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

(h) No Legal, Tax or Investment Advice. Such Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to such Investor in connection with the purchase of the Securities constitutes legal, tax or investment advice.

(i) Independent Investment Decision. Such Investor has independently evaluated the merits of its decision to purchase the Securities pursuant to this Agreement, and such Investor confirms that it has not relied on the advice of any other Investor’s business and/or legal counsel in making such decision. Such Investor has not relied on the business or legal advice of the Company or any of its agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Investor in connection with the transactions contemplated by this Agreement.

3.3. Representations and Warranties of Non-U.S. Investors   Each Investor who is a Non-U.S. person (as defined herein) hereby represents and warrants to the Company as follows:

(a) This Agreement is made by the Company with such Investor who is a Non-U.S. person in reliance upon such Non-U.S. person’s representations, warranties and covenants made in this Section 3.3.

(b) Such Non-U.S. person has been advised and acknowledges that:

(i) the Securities have not been, and when issued, will not be registered under the Securities Act, the securities laws of any state of the United States or the securities laws of any other country;

(ii) in issuing and selling the Securities to such Non-U.S. person pursuant hereto, the Company is relying upon the “safe harbor” provided by Regulation S and/or on Section 4(2) under the Securities Act;

(iii) it is a condition to the availability of the Regulation S “safe harbor” that the Securities not be offered or sold in the United States or to a U.S. person (as defined herein) until the expiration of a period of one year following the Closing Date; and

(iv) notwithstanding the foregoing, prior to the expiration of one year after the Closing (the “Restricted Period”), the Securities may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and either: (A) if the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule (“Rule 144”) or pursuant to an exemption from the registration requirements of the Securities Act; or (B) the offer and sale is outside the United States and to other than a U.S. person.

(c) As used herein, the term “United States” means and includes the United States of America, its territories and possessions, any State of the United States, and the District of Columbia, and the term “U.S. person” (as defined in Regulation S) means:

(i) a natural person resident in the United States;

(ii) any partnership or corporation organized or incorporated under the laws of the United States;

(iii) any estate of which any executor or administrator is a U.S. person;

(iv) any trust of which any trustee is a U.S. person;

(v) any agency or branch of a foreign entity located in the United States;

(vi) any nondiscretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated and (if an individual) resident in the United States; and

(viii) a corporation or partnership organized under the laws of any foreign jurisdiction and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

As used herein, the term “Non-U.S. person” means any person who is not a U.S. person or is deemed not to be a U.S. person under Rule 902(k)(2) of the Securities Act.

(d) Such Non-U.S. person agrees that with respect to the Securities until the expiration of the Restricted Period:

(i) such Non-U.S. person, its agents or its representatives have not and will not solicit offers to buy, offer for sale or sell any of the Securities, or any beneficial interest therein, in the United States or to or for the account of a U.S. person during the Restricted Period; and

(ii) notwithstanding the foregoing, prior to the expiration of the Restricted Period, the Securities may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and either: (A) if the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (B) the offer and sale is outside the United States and to other than a U.S. person; and

(iii) such Non-U.S. person shall not engage in hedging transactions with regard to the Securities unless in compliance with the Securities Act.

The foregoing restrictions are binding upon subsequent transferees of the Securities, except for transferees pursuant to an effective registration statement. Such Non-U.S. person agrees that after the Restricted Period, the Securities may be offered or sold within the United States or to or for the account of a U.S. person only pursuant to applicable securities laws.

(e) Such Non-U.S. person has not engaged, nor is it aware that any party has engaged, and such Non-U.S. person will not engage or cause any third party to engage, in any directed selling efforts (as such term is defined in Regulation S) in the United States with respect to the Securities.

(f) Such Non-U.S. person: (i) is domiciled and has its principal place of business outside the United States; (ii) certifies it is not a U.S. person and is not acquiring the Securities for the account or benefit of any U.S. person; and (iii) at the time of the Closing Date, the Non-U.S. person or persons acting on Non-U.S. person’s behalf in connection therewith will be located outside the United States.

(g) At the time of offering to such Non-U.S. person and communication of such Non-U.S. person’s order to purchase the Securities and at the time of such Non-U.S. Person’s execution of this Agreement, the Non-U.S. person or persons acting on Non-U.S. person’s behalf in connection therewith were located outside the United States.

(h) Such Non-U.S. person is not a “distributor” (as defined in Regulation S) or a “dealer” (as defined in the Securities Act).

(i) Such Non-U.S. person acknowledges that the Company shall make a notation in its stock books regarding the restrictions on transfer set forth in this Section 3.3 and shall transfer such shares on the books of the Company only to the extent consistent therewith.

In particular, such Non-U.S. person acknowledges that the Company shall refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

3.4. Representations by Non-U.S. Persons. If an Investor is a Non-U.S. person, such Investor hereby represents that such Investor is satisfied as to the full observance of the laws of such Investor’s jurisdiction in connection with any invitation to subscribe for the Securities or any use of the Agreements, including (i) the legal requirements within such Investor’s jurisdiction for the purchase of Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of such securities. Such Investor’s subscription and payment for, and such Investor’s continued beneficial ownership of, the Securities will not violate any applicable securities or other laws of such Investor’s jurisdiction.

ARTICLE 4.
OTHER AGREEMENTS OF THE PARTIES

4.1. (a)   The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate of an Investor or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

(b) Certificates evidencing the Securities will contain the following legend or one similar thereto, until such time as they are not required pursuant to the Securities Act and applicable state securities laws as evidenced by a legal opinion of counsel to the transferor to such effect, the substance of which shall be reasonably acceptable to the Company:

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(c) Each Investor, severally and not jointly with the other Investors, agrees that such Investor will sell any Securities only pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2. Non-Public Information.   The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.3. Registration Rights.

(a) The Company shall file with the SEC not later than 60 days after the Closing Date (the “Filing Date”), and thereafter use its best efforts to cause to be declared effective by the SEC, a registration statement (the “Registration Statement”) on Form S-1 (or such other form appropriate for such purpose), within 90 days of the filing of the Registration Statement, in order to register the Shares and the Warrant Shares (the “Registrable Securities”) for resale and distribution under the Securities Act. The Company agrees to respond to all SEC comments within 14 business days of receipt thereof by the Company. The Company agrees to pay penalties equal to 1.5% of the investment amount for the first 30 days and 1.0% of the investment amount price for every 30 days thereafter if the registration is not filed by the Filing Date. The same penalties shall apply if the registration is filed in a timely manner but it is not declared effective by the SEC within 90 days of the filing of the Registration Statement. The penalty may be paid in cash or stock at the option of Company; provided that the shares are registered. If the Company elects to pay the penalty in shares, the shares will be priced at the volume weighted average price for the 10 Trading Days prior to the payment date.

(b) If and whenever the Company is required by the provisions hereof to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

(i) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until such Registration Statement has been effective for a period of one (1) year, and comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such Registration Statement in accordance with the Investor’s intended method of disposition set forth in such Registration Statement for such period;

(ii) furnish to the Investor, at the Company’s expense, such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such Registration Statement; and

(iii) immediately notify the Investor when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(c) In connection with each Registration Statement described in this Section 4.3, the Investor will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

ARTICLE 5.
CONDITIONS PRECEDENT TO CLOSING

5.1. Conditions Precedent to the Obligations of the Investors to Purchase Securities.   The obligation of each Investor to acquire the Units at the Closing is subject to the satisfaction or waiver by such Investor, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall remain true and correct as of such specific date).

(b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of the transactions contemplated by this Agreement.

(d) Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could have or result in a Material Adverse Effect or a material adverse change with respect to the Company or KL Process Design Group, LLC.

(e) Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).

(f) Lock-Up Agreements. Each of Randy Kramer, David Litzen, Dennis Harstad, and Steve Corcoran shall have entered into a lock-up agreement with respect to all of their shares of the Company for a period of two (2) years from the effective time of this Agreement.

(g) Voting Agreement. Each of Randy Kramer, David Litzen, Dennis Harstad, and Steve Corcoran shall have entered into a voting agreement pursuant to which they agree to vote their shares as directed by Pelly Management in designating two (2) members of the Board of Directors of the Company and a third one jointly designated with Pelly Management so long as the Investors and the investors in the convertible bridge financing (on a post-conversion basis) own an aggregate of 25% of the Company’s outstanding common stock held by non-affiliates.

(h) Performance Escrow Agreement. Randy Kramer, David Litzen, Dennis Harstad and Steve Corcoran shall have entered into an agreement with the Company and a mutually acceptable escrow agent, pursuant to which their shares of the Company will be deposited into escrow for a period of two (2) years from the effective time of this Agreement, with certain portions of shares subject to cancellation based on the financial performance of the Company as measured for each of the two (2) years.

(i) Termination. This Agreement shall not have been terminated as to such Investor in accordance with Section 6.5.

5.2. Conditions Precedent to the Obligations of the Company to Sell Securities.   The obligation of the Company to sell the Units at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Investors shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall remain true and correct as of such specific date).

(b) Performance. Each Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Investor at or prior to the Closing.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of the transactions contemplated by this Agreement.

(d) Investors Deliverables. Each Investor shall have delivered its Investors Deliverables in accordance with Section 2.2(b).

(e) Termination. This Agreement shall not have been terminated as to such Investor in accordance with Section 6.5.

ARTICLE 6.
MISCELLANEOUS

6.1. Fees and Expenses.   Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

6.2. Entire Agreement.   This Agreement and the Warrants contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.3. Notices.   All notices or other communications under this Agreement shall be in writing and shall be deemed given (i) when delivered personally by hand (with written confirmation of receipt), (ii) when sent by facsimile (with written confirmation of transmission) or (iii) one Business Day following the day sent by overnight courier (with written confirmation of receipt), in each case at the following addresses and facsimile numbers (or to such other address or facsimile number as a party may have specified by notice given to the other party pursuant to this provision):

If to the Company:	KL Energy Corporation
Suite 150
10161 Park Run Drive
Las Vegas, Nevada 89145

With a copy to:	Clayborne, Loos, Strommen & Sabers, L.L.P.
2834 Jackson Boulevard, Suite 201
Rapid City, South Dakota 57709-9129
Facsimile: 605-721-1518
Attention: Courtney R. Clayborne

If to an Investor:	To the address set forth under such Investor’s name on the signature pages hereof;

With a copy to:	Greenberg Traurig, LLP
3161 Michelson Drive, Suite 1000
Irvine, California 92612
Facsimile: 949-732-6501
Attention: Raymond A. Lee, Esq.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4. Amendments; Waivers; No Additional Consideration.   No provision of this Agreement may be waived or amended at or prior to the Closing except in a written instrument signed by the Company and each Investor. No provision of this Agreement may be waived or amended after the Closing except in a written instrument signed by the Company and the Investors holding a majority of the Shares. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.5. Termination.   This Agreement may be terminated prior to Closing:

(a) by mutual written agreement of the Investors and the Company; and

(b) by the Company or an Investor (as to itself but no other Investor) upon written notice to the other, if the Closing shall not have taken place by 6:30 p.m. Eastern time on the date which is December 31, 2008 (the “Outside Date”); provided, that the right to terminate this Agreement under this Section 6.5(b) shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.

Upon a termination in accordance with this Section 6.5, the Company and the terminating Investor(s) shall not have any further obligation or liability to the other and no Investor will have any liability to any other Investor under this Agreement as a result therefrom.

6.6. Construction.   The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

6.7. Successors and Assigns.   This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers any Shares, provided such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions hereof that apply to the “Investors.”

6.8. Governing Law.   This Agreement shall be governed by and construed exclusively in accordance with the laws of the State of California, without giving effect to any principle or doctrine regarding conflict of laws.

6.9. Survival.   The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Units.

6.10. Execution.   This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.11. Severability.   If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

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SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

KL ENERGY CORPORATION, a Nevada corporation

By: Randy Kramer

Name: Randy Kramer

Title: President, CEO

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SIGNATURE PAGES FOR INVESTORS FOLLOW]

16

OC 286,253,907v9 6-25-08

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR: IR S.A

Signature: [signature]
Name: RUFER Ivan, IR SA
Title: 75

Units Subscribed For: 1'875

Shares Subscribed For: 3'750

Warrant Shares underlying

Warrants Subscribed For: 1'875

Investment Amount: $ 15'000

Tax ID No.: N.A

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR: BONADEI Domilo

Signature: [signature]
Name: BONADEI Domilo
Title: M.

Units Subscribed For: 1250

Shares Subscribed For: 2500

Warrant Shares underlying

Warrants Subscribed For: 1250

Investment Amount: $ 10'000

Tax ID No.: N. A.

Exhibit A

Form of Warrant